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                                  EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-46530 of The FINOVA Group Inc. on Form S-8 of our report dated June 25, 1996, appearing in this Annual Report on Form 11-K of The FINOVA Group Inc.
Savings Plan for the year ended December 31, 1995.




/s/    DELOITTE & TOUCHE LLP
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Phoenix, Arizona
June 25, 1996






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